                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


                                    BIOPURE

                              BIOPURE CORPORATION


                              CLASS A COMMON STOCK

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

                               CUSIP 09065H 10 5


THIS CERTIFIES THAT



is the owner of



   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                            CLASS A COMMON STOCK OF

Biopure Corporation transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and the Restated Certificate of Incorporation and By-laws of the Corporation as from time to time amended.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF Biopure Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto official.

Dated:


S P E C I M E N                                  S P E C I M E N

/s/ Brian A. Lajoie                              /s/ Carl W. Rausch
    VICE PRESIDENT                                   CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER


                      [CORPORATE SEAL BIOPURE CORPORATION]




                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         (NEW YORK)               TRANSFER AGENT
                                                                   AND REGISTRAR
                                         BY
                                                            AUTHORIZED SIGNATURE
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                              BIOPURE CORPORATION



     The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - ------- Custodian- -------
TEN ENT - as tenants by the entireties                                   Minor
JT  TEN - as joint tenants with right of
          survivorship and not as tenants         under Uniform Gifts to Minors
          in common                               Act -------------------------
                                                            State


        Additional abbreviations may also be used though not in the above list.


For value received ------------------ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated. -----------------------


                              -------------------------------------------------
                              NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


SIGNATURE(S) GUARANTEED:  ------------------------------------------------------
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.